SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 16, 1998
                                                -----------------------


                         ANNTAYLOR, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Delaware                      1-11980               51-0297083
---------------------------      -------------        ---------------------
(State of other jurisdiction      (Commission          (I.R.S. Employer
   of incorporation)              File Number)        Identification Number)



 142 West 57th Street, New York, NY                          10019
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(Address of principal executive offices)                   (Zip Code)



                            (212) 541-3300
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          (Registrant's telephone number, including area code)


                               N/A
     -------------------------------------------------------------
      (Former name or former address, if changed since last report)



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ITEM 5.  Other Events
----------------------

Dismissal of Novak v. Kasaks et al.
------------------------------------

      On March 10, 1998, the U.S. District Court for the Southern

District  of  New York issued an Opinion granting the defendants'

motions  to  dismiss the complaint, filed in April 1996,  in  the purported class action lawsuit against the Registrant, its parent company  AnnTaylor Stores Corporation ("ATSC"),  certain  present and  former  directors and officers of the Registrant  and  ATSC,

Merrill Lynch & Co. ("Merrill") and certain affiliates of Merrill

(Novak v. Kasaks, et. al., No. 96 CIV 3073 (S.D.N.Y. 1996)).  The
 ----------------------------------------------------------
complaint  alleged  causes  of action  under  Section  10(b)  and

Section 20(a) of the Securities Exchange Act of 1934, as amended,

and  Rule  10b-5 promulgated thereunder, by alleging among  other things that the Registrant and the other defendants engaged in  a fraudulent scheme and course of business that operated a fraud or deceit  on  purchasers of ATSC's common stock during  the  period commencing February 3, 1994 through May 4, 1995 due to false  and

misleading statements about the Registrant and ATSC.   The  Court

found  that  the  complaint failed to state a  claim  upon  which

relief   may   be  granted,  and  failed  to  plead  fraud   with

particularity  and  an inability to do so.  The  Court's  Opinion grants  the  plaintiffs leave to amend and re-file the  complaint within  thirty  days of the date of the Opinion.  The  plaintiffs may also appeal the Court's ruling.




Amendment of Stock Option Plan
------------------------------

      On  January 16, 1998, ATSC adopted certain amendments  (the

"Amendment")  to  the  AnnTaylor Stores Corporation  Amended  and

Restated  1992 Stock Option and Restricted Stock and  Unit  Award

Plan, in which employees of the Registrant are entitled to

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<PAGE 3>



participate.  A copy of the Amendment is incorporated by

reference to Exhibit 10 to the Current Report on Form 8-K of

AnnTaylor Stores Corporation filed on March 12, 1998.




ITEM 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit No.         Title
------------        --------------------------------------------------

       10             January 16, 1998 Amendment to the AnnTaylor

                      Stores Corporation Amended and Restated 1992

                      Stock Option and Restricted Stock and Unit

                      Award Plan.  Incorporated by reference to

                      Exhibit 10 to the Current Report on Form 8-K

                      of AnnTaylor Stores Corporation filed on

                      March 12, 1998.






                           SIGNATURES
                           -----------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AnnTaylor Stores Corporation

Date:  March 12, 1998                   By: /s/  Walter J. Parks
                                           --------------------------
                                                 Walter J. Parks
                                            Senior Vice President -
                                             Chief Financial Officer